UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[(Amendment No.     )]

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

PMC-SIERRA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Creating a Connectivity to the Cloud Powerhouse

David J. Aldrich Chairman and CEO

October 2015

Connecting Everyone and Everything, All the Time

Our Strategy

Capitalize on Powerful Market Forces in Mobile and IoT

Provide Increased Value—Systems Leadership

Diversification—Expanding our Opportunities

Operational Excellence—Superior Financial Returns

Above Market Growth with Diversified Analog Financial Returns

Leadership in Integration

SKYWORKS®

System Engineering

- *Standards Boards and Regulatory Bodies*
- *Influencing Technical Requirements*
- *Customization*



+

Core Technologies

SOI
CMOS
SiGe
GaAs
TC-SAW

Amplifiers
Filters
Switches

+

Global Scale

- *Advanced MCM*
- *Proprietary Processes*
- *~10M Units/Day*



=

Integration Leadership

Flip Chip
Die Stacking



Shielding
WLCSP

SkyOne™ 4G Module

Macro Environment

Mobile Drivers

Broad Market and IoT Drivers

Financial Returns

Market Background

Consumers, Content Providers, Carriers Driving Data Explosion

Connectivity Crucial to the User Experience

OEMs Responding with Higher Performance Devices

Limited Spectrum to Support Exploding Data Demand

Mobile Devices are the Gateway to an Ecosystem of Rich Media and E-Commerce

Insatiable Demand for Higher Data

4K Video

10	Hours/Month

High Def

10	Hours/Month

Std. Def Video

10	Hours/Month 30 GB

Streaming Music

10	Hours/Month

Gaming

20	Hours/Month 10 GB
2.6	GB
1.7	GB
1.2	GB

Source:

U.S. Cellular, 4G Americas

Mobile Data Consumption Exploding

Source: Cisco VNI Mobile, 2015

Connectivity an Enabler of an Ecosystem of Content and Services

E-Commerce Advertising

Mobile Payments Conte

Addressing the Data Challenge

More Frequency Bands

o Number of Global Frequency Bands Continues to Rise o Number of Bands per Device Increasing o Unlicensed Bands Becoming Available

More Data Through Existing Spectrum

LTE-Advanced and Carrier Aggregation o Diversity and MIMO o Wi-Fi Offload

Higher Power-Added Efficiency

Increasing Power Levels While Maintaining Battery Life

Tremendous Technical Challenges—Creating New Opportunities for Skyworks

Overview

Macro Environment

Mobile Drivers

Broad Market and IoT Drivers

Financial Returns

Complexity Driving Content
World Smartphone

SKYWORKS®

Today



Bands: ~15
Filters: ~30
CA Combos: ~5
MIMO: 1

SkyOne Ultra (x3)
GPS SW/LNA
LED Flash
Diversity Module
DC/DC Converter
802.11ac WLAN

$10-12 Addressable

~3 Years



Bands: >30
Filters: >75
CA Combos: >200
MIMO: 8

SkyOne™ Ultra (x5)
Carrier Aggregation
Diversity Module (x3)
GPS SW/LNA
LED Flash
MIMO / Multi-Antenna
ET Converter
Multi-Stream 802.11ac WLAN

$>18 Addressable

Long Term Growth in Mobile SAM

Integrated Mobile

Market Systems

Addressable Discrete PA

Biggest Growth in Integrated Systems and Mobile Analog Products

Overview

Macro Environment

Mobile Drivers

Broad Market and IoT Drivers

Financial Returns

Broad Market Drivers

I. Internet of Things

Driving Connectivity into New Device Categories

II. Bandwidth Needs Growing Dramatically

Networking, Media, Storage, Cloud

III. Increasing Vertical Market Penetration

Automotive, Medical, Industrial

Connectivity Spreading Across Diversified Markets

35
28
21

(B)

Units

14
7

0

2014 2015E 2016E 2017E 2018E 2019E

Internet of Things Wearables Tablets PC

Source: Ericsson, Skyworks estimates

New Market Opportunities

Connected Home

Skyworks Traction

Smoke Detectors

Thermostats

Alarm Systems

Wireless Lighting

Streaming Media Platforms

Intelligent Security

Audio Systems

Source: BI Intelligence Estimates

New Market Opportunities

Automotive Applications

Skyworks Traction

Navigational Assist

Backlight Drivers for In-Dash Display

Collision Avoidance Systems

Growing Bandwidth Requirements

Enhancing Content Opportunities

SKYWORKS®

2012

SAM: <$1


comcast

MoCA Switch
Load Switch

2014

SAM: $4-$5



11n WLAN FEMs
Voltage Reg
Load Switches
DC-DC Converters
MoCA Switch

2016

SAM: $7-$10



11ac WLAN FEMs
Satellite LNA
CATV LNA
Optical
4G LTE
GPS Rx
ZigBee FEM
Voltage Reg
DC-DC
MoCA Switch

Content Rich Set-top Boxes and Media Gateways Becoming the Hub of the Connected Home

Broad Markets—Long Term Growth

IoT Network

Catalog

Infrastructure

$10 Billion

Opportunity

Over 2-3 Year

Networking Emerging

Gear Period

Overview

Macro Environment

Mobile Drivers

Broad Market and IoT Drivers

Financial Returns

Significant Earnings Power

Strong Top Line Growth

—Expanding Opportunities in Targeted High Growth Markets

Business Model Contribution

—GM Expansion and Leverage

Best In Class Financial Returns

—Earnings per Share; Cash Flow; ROIC

Unique Model Producing High Growth With Diversified Analog Returns

A Track Record of Results

With Strong Operating Leverage

Gross Margin 220bp Op Margin 700bp

Notes: EPS, Gross Margin and Operating Margin Presented on a Non-GAAP Basis

EPS CAGR, Gross Margin, and Operating Margin Expansion Provided on a Fiscal Year Basis over Time Period Shown

Significant Earnings Potential Ahead

Q4’15 Mid Term

Revenue ($M) $3.5B ~$ 4B

Gross Margin 50% >50%

EPS ~$6 $7

~15% Market

Systems Solutions

Enhance Margins

Strong EPS Upside

Complexity Driving Profitability

Notes:

EPS, Gross Margin and Operating Margin Presented on a Non-GAAP basis

Summary

Target Broad Based, High Growth Segments

Enabling Connectivity in all Forms

Providing Value Added Solutions

Analog Complexity Drives Profitability

Consistently Delivering Superior Returns

Diversification and Scale

Creating a Connectivity to the Cloud Powerhouse

Why PMC

Expands Our Serviceable Market into Cloud

Storage and Optical Networking

Combines PMC’s Leadership in Mixed Signal Storage and Transport Devices with SWKS RF/Analog Scale and Customers

Creates Operational Efficiencies and Cost Synergies

Benefits All of Our Stakeholders

Key Customers

Complementary Yet Highly Synergistic

The Combined Market Opportunity

$ Billions

Networking

Broad Markets / IoT

Mobile

$12B

CAGR 12%

$17B

An Enormous Market Opportunity with Substantial Headroom

2015 2018

$2 $4 $6 $8 $10 $12 $14 $16 $18

Q&A

Ready-Access Shortcuts

Please use the following commands if you have any questions.

Press *7 to unmute

Press *6 to mute

Important Additional Information Will Be Filed with the SEC

PMC plans to file with the SEC and mail to its stockholders a proxy statement in connection with the transaction. Additionally, PMC will file other relevant materials with the SEC in connection with the transaction. The proxy statement and other relevant materials will contain important information about Skyworks, PMC, the transaction and related matters. Investors and security holders are urged to read the proxy statement and the other relevant materials carefully when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Investors and security holders will be able to obtain free copies of the proxy statement and relevant other documents filed with the SEC by Skyworks and PMC through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement and the other relevant documents filed with the SEC by PMC from PMC by contacting Joel Achramowicz at (408) 239-8630.

Skyworks and PMC, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding

Skyworks’ directors and executive officers is contained in Skyworks’ Form 10-K for the year ended October 3, 2014 and its proxy statement dated April 8, 2015. Information regarding PMC’s directors and executive officers is contained in PMC’s Form 10-K for the year ended December 27, 2014 and its proxy statement dated March 20, 2015, which are filed with the SEC. Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Safe Harbor Statement

Certain statements made herein are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include without limitation information regarding the proposed transaction between Skyworks and PMC, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Skyworks or PMC managements’ future expectations, beliefs, goals, plans or prospects. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.

These risks, uncertainties and other important factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that could be instituted against PMC or its directors or Skyworks related to the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all regulatory approvals related to the merger; the failure of Skyworks to obtain the necessary financing arrangements set forth in the debt commitment letter delivered pursuant to the merger agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the SEC, including, but not limited to, those detailed in Skyworks’ Annual Report on Form 10-K for the year ended October 3, 2014 and its most recent quarterly report filed with the SEC and in PMC’s Annual Report on Form 10-K for the year ended December 27, 2014 and its most recent quarterly report filed with the SEC. The forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.